SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): September 26, 2003

                             On2 Technologies, Inc.
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                    (State of incorporation or organization)

                                     1-15117
                            (Commission File Number)

                                   84-1280679
                        (IRS Employer Identification No.)

                       21 Corporate Drive, Suite 103, New
                 York NY 12065 (Address, including zip code, and
                    telephone number, including area code, of
                    Registrant's principal executive offices)

                                 Not applicable
       (Former name, former address and former fiscal year, if applicable)


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Item 5.      Other Events.

On September 26, 2003, On2 Technologies, Inc. (the "Company") issued a press release relating to the mutual termination of the previously announced investment in On2 by an affiliate of Beijing E-world Technology, Co. Ltd. This press release is attached hereto as Exhibit 99.1.

On October 1, 2003, the Company issued a press release relating to various business and regulatory initiatives. This press release is attached as Exhibit 99.2.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

The following exhibits are furnished as part of this Current Report on Form 8-K:

   Exhibit No.                          Title

     99.1       On2 Technologies, Inc. Press Release, issued September 26, 2003.


     99.2       On2 Technologies, Inc. Press Release, issued October 1, 2003.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






Date: October 1, 2003            On2 Technologies, Inc.
                                 By: /s/ Douglas A. McIntyre
                                 Name: Douglas A. McIntyre
                                 Title: Chairman, President and CEO